BLACKROCK FUNDSSM

BlackRock Exchange Portfolio

SUPPLEMENT DATED JUNE 8, 2011 TO THE PROSPECTUS DATED APRIL 29, 2011

The policy of BlackRock Exchange Portfolio (the “Fund”) regarding low balances held in investor accounts is as follows:

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below the required minimum initial investment due to redemptions you have made. You will be notified that the value of your account is less than the required minimum initial investment before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least the required minimum initial investment before the Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.